AFSA International Fixed Income Investor Conference Sanjiv Khattri CFO April 2007

Legal Notice This presentation is not, and is not intended to be, an offer to sell any security or the solicitation of an offer to purchase any security. Securities may only be offered pursuant to a prospectus that meets the requirements of applicable state and federal securities laws or pursuant to an exemption from the registration requirements thereof. This presentation may contain forward-looking statements within the meaning of the federal securities laws. In some cases, you can identify these statements by our use of forward- looking words such as "may," "will," "should," "anticipate," "estimate," "expect," "plan," "believe," "predict," "potential," "project," "intend," "could" or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business are forward-looking statements. You should be aware that these statements and any other forward-looking statements in this presentation only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Many of these risks, uncertainties and assumptions are beyond our control, and may cause actual results and performance to differ materially from our expectations. Important factors that could cause our actual results to be materially different from our expectations include the risks and uncertainties set forth in our Annual Report on Form 10-K for 2006 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, under the heading "Risk Factors." Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ResCap Overview 2006 Financial Performance Risk Management Liquidity and Funding Asset Quality Business Segments Investor Communication Company Ownership and Structure 8 2 7 5 4 3 1 Housing and Mortgage Market Update 6 Appendix 9

Company Ownership and Structure

Company Ownership 49% Cerberus Consortium 51%

ResCap is diversified across most sectors of the residential mortgage market Continue to capitalize on opportunities to better utilize competitive advantages of all its segments Diversified Mortgage Enterprise

ResCap Credit Ratings Short-Term Long-Term Outlook DBRS R-2 (Mid) BBB. Negative Fitch F-2 BBB Stable Moody's P-3 Baa3 Stable S&P A-3 BBB Negative ResCap has obtained separate investment grade credit ratings as an independent finance subsidiary of GMAC from all four major rating agencies Note: Ratings shown are current as of 4/26/2007

2006 Financial Performance

ResCap Overall 2006 Performance Operating Results RFG BCG IBG Overall Balance Sheet Liquidity Capital

2003 2004 2005 2006 East 857 968 1021 182 ResCap Net Income 705 Gain from LLC Conversion

Financial Update Results reflect challenging domestic mortgage market Across the industry, sales are decreasing, inventory is increasing and production is declining Three Months Ended 12/31/2006 Three Months Ended 12/31/2006 Three Months Ended 12/31/2006 Three Months Ended 12/31/2006 Twelve Months Ended 12/31/2006 Twelve Months Ended 12/31/2006 Twelve Months Ended 12/31/2006 Twelve Months Ended 12/31/2006 Dec 31 Dec 31 Dec 31 Dec 31 ($ millions) 2006 2005%^ 2006 2005%^ Total Net Revenue (286) 836 - ^ 3,023 4,235 (29)% ^ GAAP Net Income (128) 118 - ^ 705 1,021 (31)% ^ Net Income from IBG & BCG 111 70 58% ^ 569 291 96% ^ U.S. Prime Loan Production 34,317 28,654 20% ^ 131,013 123,188 6% ^ U.S. Nonprime Loan Production 6,932 12,053 (42)% ^ 30,555 35,874 (15)% ^ International Loan Production 8,046 4,607 75% ^ 27,782 16,539 68% ^ Total Assets 135,587 118,885 14% ^ 135,587 118,885 14% ^ U.S. Servicing Portfolio $412,384 $354,929 16% ^ $412,384 $354,929 16% ^

BCG IBG RFG Total NI East 14.3 14.3 -651.2 -651.2 West 97.2 111.5 Results By Segment Net operating income and net revenue were depressed for the fourth quarter and full year 2006, driven by a softening housing market, pressure in the nonprime market and margin compression due to rising interest rates BCG IBG RFG Total NI 398.7 398.7 181.9 181.9 170 386.8 Figures do not include "Corporate and Other" and "Eliminations" Excludes LLC conversion benefit of $523.2 million

Diversified Revenue Mix Net revenue distribution for 2006 illustrates the diversity of the franchise GMAC Residential Residential Capital Group Business Capital Group International Business Group 12/31/2006 1192 215 716 463 1) Figures do not include "Corporate and Other" and "Eliminations" Net Revenue for the Year Ended 12/31/061 Residential Capital Group Business Capital Group GMAC Residential International Business Group

Warehouse Lending Receivables Total: $8.8 2002 2003 Fixed Income 27 73 27% Nonprime Loan Risk Relative nonprime loan exposure varies on balance sheet as does its risk Loan Servicing Portfolio Total: $448.6 Nonprime Prime ($ billions, USD) 2002 2003 Fixed Income 17 83 17% Held For Investment Total: $69.4 2002 2003 Fixed Income 75 25 75% Held For Sale Total: $27.0 2002 2003 Fixed Income 32 68 32% As of 12/31/2006

Housing and Mortgage Market Update

Falling Home Sales and Rising Inventories Rising interest rates have contributed to lower sales and increased inventory Declining home price appreciation is discouraging investment property investors and lessening owner-occupied purchase activity Source: U.S. Census Bureau, National Association of Realtors 1/1/2000 2/1/2000 3/1/2000 4/1/2000 5/1/2000 6/1/2000 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/1/2002 2/1/2002 3/1/2002 4/1/2002 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 4/6/2006 5/6/2006 6/6/2006 7/1/2006 8/6/2006 9/6/2006 10/6/2006 11/6/2006 12/6/2006 1/6/2007 New 4.3 4.3 4.3 4.4 4.4 4.8 4.1 4.4 4 4 4.2 3.6 3.8 3.7 3.8 3.9 4 4.2 4.2 4.4 4.4 4.3 4.1 3.8 4.2 4 4.1 4.3 4 4.2 4.2 4 3.9 4 4 4 4 4.5 4.1 4.1 3.9 3.5 3.6 3.5 3.8 3.8 4.1 4 3.8 3.7 3.6 4 3.8 3.9 4.5 4.3 4.1 3.9 4.3 4.1 4.3 4.3 4.1 4.3 4.2 4.3 4.2 4.6 4.8 4.5 4.9 4.8 5.3 6.4 6.1 6.2 6.2 6.5 7.2 6.8 6.7 7.2 6.3 5.7 6.8 Existing 4.3 4.4 4 4.7 4.6 4.9 4.7 4.8 4.5 4.5 4.2 4.4 4.2 4.4 4.4 4.8 4.6 4.8 4.5 4.9 5 4.5 4.9 4.1 4.3 4.4 4.6 5 4.7 5 4.7 5.1 4.9 4.9 4.9 4.3 4.6 4.5 4.7 5.2 4.8 5.1 4.6 4.6 4.3 4.6 4.9 4.3 4.4 4.5 4.4 4.3 4.3 4.2 4.4 4.5 4.2 4.3 4.3 3.9 3.6 4 4 4.2 4.3 4.5 4.5 4.7 4.6 4.8 4.9 4.8 5 5 5.4 6 6.3 6.8 7.2 7.1 7.1 7.2 7.1 6.4 6.5 1/1/2000 2/1/2000 3/1/2000 4/1/2000 5/1/2000 6/1/2000 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/1/2002 2/1/2002 3/1/2002 4/1/2002 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 4/1/2006 5/1/2006 6/1/2006 7/6/2006 8/6/2006 9/6/2006 10/6/2006 11/6/2006 12/6/2006 1/7/2007 New 927 905 947 843 853 793 881 839 902 922 882 1001 936 963 939 909 885 882 880 866 853 871 924 979 880 948 923 936 978 957 956 1014 1044 1006 1024 1048 999 936 999 1012 1078 1193 1168 1206 1131 1144 1093 1129 1165 1159 1276 1186 1241 1180 1088 1175 1214 1305 1179 1242 1193 1252 1324 1270 1311 1272 1367 1271 1253 1346 1236 1259 1173 1038 1121 1121 1101 1078 979 1021 1022 967 1029 1123 937 Existing 5030 5320 5240 4980 5190 5180 4820 5240 5160 5070 5300 4940 4550 4660 4830 4730 4680 4820 4810 4850 4630 4650 4650 4860 5220 5200 4980 5000 4970 4860 4780 4730 4870 5020 5060 5280 5330 5290 5170 5150 5240 5240 5530 5760 5800 5630 5480 5700 5510 5630 5860 5920 6030 6090 6000 5870 5880 6020 6110 6050 6240 6070 6100 6240 6200 6260 6230 6280 6300 6190 6140 5930 5940 6090 6040 5880 5830 5700 5510 5530 5460 5520 5490 5500 5690 SAAR = Seasonally Adjusted Annual Rate Source: U.S Census Bureau, National Association of Realtors New and Existing Home Sales Inventory of Unsold Homes

Q1-96 Q2-96 Q3-96 Q4-96 Q1-97 Q2-97 Q3-97 Q4-97 Q1-98 Q2-98 Q3-98 Q4-98 Q1-99 Q2-99 Q3-99 Q4-99 Q1-00 Q2-00 Q3-00 Q4-00 Q1-01 Q2-01 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 Q3-03 Q4-03 Q1-04 Q2-04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Total 194 209 191 191 174 196 222 241 330 401 429 496 373 405 334 267 238 302 312 287 418 579 507 739 518 552 774 1010 794 1187 1199 632 627 825 646 675 640 800 869 718 590 719 624 Purchase 101 155 158 145 123 155 162 150 149 225 227 194 168 251 254 205 183 254 255 213 192 272 274 222 217 315 302 263 230 344 384 322 251 379 362 317 294 432 434 352 301 410 375 Refi 93.214 54.376 32.407 45.904 50.386 41.223 59.985 91.744 182 176 201 303 205 154 80 61 55 48 56 75 226 307 233 517 300 237 472 748 564 843 815 310 376 445 284 358 346 368 434 366 289 309 250 Mortgage Originations and Home Price Appreciation Mortgage originations are decreasing from record levels Market focus is now on managing credit risk, reducing costs, and sizing operations to a flattening mortgage market Home price appreciation has dropped to five year lows Decreased home price appreciation has several effects on the mortgage industry including Decreased prepayment speeds Increased delinquencies, foreclosures, and REO inventory Source: Mortgage Bankers Association Mortgage Originations as of 3Q 2006 Source: U.S Census Bureau, National Association of Realtors Change in Median Prices of New and Existing Single Family Homes Existing New 1/1/2001 0.0345 0.044 2/1/2001 0.0375 0.0394 3/1/2001 0.0664 0.0101 4/1/2001 0.0521 0.0743 5/1/2001 0.0551 0.0638 6/1/2001 0.0824 0.1196 7/1/2001 0.0562 0.0386 8/1/2001 0.073 0.0433 9/1/2001 0.0421 -0.0215 10/1/2001 0.0477 -0.0323 11/1/2001 0.0536 -0.0385 12/1/2001 0.0944 0.1103 1/1/2002 0.1021 0.0922 2/1/2002 0.0839 0.1266 3/1/2002 0.0639 0.1056 4/1/2002 0.0699 0.0622 5/1/2002 0.0689 0.0346 6/1/2002 0.0738 0.0627 7/1/2002 0.071 0.0065 8/1/2002 0.0514 0.0282 9/1/2002 0.0715 0.073 10/1/2002 0.0943 0.1043 11/1/2002 0.0971 0.0786 12/1/2002 0.0627 0.0965 1/1/2003 0.0661 -0.0299 2/1/2003 0.0635 -0.0285 3/1/2003 0.0663 0.0101 4/1/2003 0.0727 0.007 5/1/2003 0.0728 0.0835 6/1/2003 0.0655 -0.0085 7/1/2003 0.0797 0.0893 8/1/2003 0.0957 0.0615 9/1/2003 0.0883 0.0843 10/1/2003 0.0757 0.0221 11/1/2003 0.0559 0.1426 12/1/2003 0.0719 -0.0075 1/1/2004 0.0678 0.1558 2/1/2004 0.086 0.1677 3/1/2004 0.0755 0.132 4/1/2004 0.0777 0.1668 5/1/2004 0.0942 0.0868 6/1/2004 0.0894 0.1552 7/1/2004 0.0792 0.1207 8/1/2004 0.0637 0.1425 9/1/2004 0.0806 0.0998 10/1/2004 0.0773 0.1801 11/1/2004 0.1036 0.0834 12/1/2004 0.0805 0.1729 1/1/2005 0.0969 0.0657 2/1/2005 0.0887 0.0768 3/1/2005 0.1053 0.0936 4/1/2005 0.1458 0.0585 5/1/2005 0.1149 0.0818 6/1/2005 0.1342 0.0548 7/1/2005 0.1325 0.0803 8/1/2005 0.1638 0.1005 9/1/2005 0.1417 0.1339 10/1/2005 0.1675 0.0628 11/1/2005 0.1327 0.0572 12/1/2005 0.1061 0.0398 1/6/2006 0.1141 0.0995 2/6/2006 0.0941 0.0563 3/6/2006 0.0794 0.0422 4/6/2006 0.0411 0.0856 5/6/2006 0.0574 0.0445 6/6/2006 0.0046 0.078 7/6/2006 0.0136 0.0394 8/6/2006 -0.0248 0.0157 9/6/2006 -0.0196 -0.0579 10/6/2006 -0.0426 0.026 11/6/2006 -0.0377 0.0081 12/6/2006 -0.003 0.0112 1/6/2007 -0.0335 -0.0061 2/6/2007 -0.0136 -0.0035

Domestic Market Near-Term Expectations Housing market expected to continue cooling, returning to more historic volumes Industry expects home sales to fall by 2-6 percent by the end of 2007, and rise slightly in 2008 National home price appreciation will remain under pressure in 2007 Mortgage origination volume estimated at $2.28 trillion for 2007, down from $2.51 trillion in 2006, and $2.98 trillion in 2005

Business Segments

Segment-U.S. Residential Finance Group (RFG) (GMAC Residential and Residential Capital Group)

Residential Finance Group Residential Capital Group Predominantly a non-agency mortgage producer - full product spectrum which includes prime, nonprime, and prime-second lien Focus is on origination through correspondents and mortgage brokers Consistent top-10 issuer of private label MBS over the past two decades GMAC Residential Predominantly a prime lender Focus is on direct-to-consumer origination of loans Brands include GMAC Mortgage and ditech.com Highly rated and efficient servicing operation (in Millions) 2003 2004 2005 2006 4Q05 4Q06 Total Net Revenue $2,988 $2,909 $2,942 $1,407 $545 ($624) Net Income $819 $770 $703 ($317) $70 ($675) Total Assets $69,087 $82,181 $100,283 $107,696 $100,283 $107,696

Residential Finance Group Business Lending Consumer Services Asset Management Residuals Loan Servicing Captive Reinsurance Principal Investment Activities Institutional Broker Correspondent Warehouse Lending RFG Overview Diversified Revenue Sources Direct ditech Retail Home Services

U.S. Loan Production and Servicing Market Share

- **We continue to maintain our strong market position in the U.S. mortgage market**

Loan Production YTD as of 12/31/06

Company	Volume ($B)	Market Share (%)
Countrywide	$462.5	15.5%
Wells Fargo	397.6	13.3
WaMu	195.7	6.6
CitiMortgage	183.5	6.2
Chase Home Fin	172.9	5.8
B of A Mortgage	167.9	5.6
ResCap*	161.6	5.4
Wachovia	104.7	3.5
IndyMac	90.0	3.0
EMC Mortgage	72.4	2.4
Total Top 10	2,009.0	67.4%
Total Industry	$2,980.0	

Source: Inside Mortgage Finance – February 2, 2007, internal company data

**ResCap loan production does not include seasoned loan production*

Servicing YTD as of 12/31/06

Company	Volume ($B)	Market Share (%)
Wells Fargo	$1,341.9	13.2%
Countrywide	1,298.4	12.7
WaMu	711.0	7.0
Chase Home Fin	674.1	6.6
CitiMortgage	521.5	5.1
B of A Mortgage	419.5	4.1
ResCap*	412.4	4.0
ABN AMRO	229.9	2.3
Wachovia	175.2	1.7
National City	171.0	1.7
Total Top 10	5,954.9	58.4%
Total Industry	$10,200.0	

Source: Inside Mortgage Finance – February 9, 2007, internal company data

** Includes loans for which we acted as subservicer*

AFSA International

RESCAP 23

Securitization And Investment Strategies Diversified sources of funding Maintain flexibility in our approach to distribution of product and balance sheet management Risk / reward structuring decisions are based on a return on economic capital (ROEC) We invest in less liquid assets and subordinated tranches of the capital structure ResCap's portfolio retained residual risk on 12.3% of 2006 distribution volume Public Whole Loans Private (RP, CDO) Agency 0.5047 0.1603 0.0093 0.3256 Full Year 2006 Distribution $141.0 Billion

Composition of Investment Portfolio On-balance sheet securitizations continue to comprise a majority of the mortgage loan held for investment (HFI) portfolio Nonprime piece of Investment Portfolio has decreased 7% from 12/31/2005 Prime Conforming Prime Non- Conforming Prime second-lien Government Non-Prime 988448 9060112 7046301 712 52340739 Prime Conforming Prime non-conforming Prime second-lien Government Non-Prime 1517456 6186374 4330537 833 56923366 Investment Portfolio for the Quarter Ended 12/31/06 $69.4 Billion1,2 Investment Portfolio for the Quarter Ended 12/31/05 $69.0 Billion1,2 Prime Conforming Prime Non-Conforming Prime Second-Lien Nonprime 1) Amount shown is net of allowance for loan losses 2) Government loans comprised less than 1% of the portfolio, and as of December 31, 2005 and 2006 were $833 thousand and $712 thousand respectively

Mortgage loans held for investment $52,046 Allowance for loan losses (1,403) Other assets - Foreclosed assets 625 Other assets - Interest receivable and deal costs 218 Total Assets Related To Domestic Securitizations 51,486 Collateralized borrowings under securitization trusts 49,666 Other liabilities - Accrued interest and other 245 Total Liabilities Related To Domestic Securitizations 49,911 Net Domestic Securitized On-Balance Sheet Assets Subject to Credit Exposure $1,575 Domestic Securitization Financial Exposure As of 12/31/2006 $ millions

HFI Nonaccruals and Allowance 12/31/03 12/31/04 12/31/05 9/30/06 12/31/06 HFI Allowance for Loan Losses 491 872.9 1065.9 1088.2 1508.361 Allowance as % of HFI 0.0106 0.0151 0.0155 0.0147 0.0217 HFI Allowance for Loan Losses 12/31/2003 12/31/2004 12/31/2005 9/30/2006 12/31/2006 HFI 46258 57708 68959 74158 69436 Mortgage Nonaccruals as a % of HFI 0.045 0.08 0.09 0.092 0.1053 Mortgage Nonaccrual Loans as Percent of HFI Allowance now 2.2% of total portfolio, up from 1.6% at 3Q as a result of: Higher severity trends Higher frequency of default

Performance of U.S. Primary Servicing Portfolio Credit performance of our U.S. Primary Servicing portfolio reflects challenging mortgage market conditions 12/31/03 12/31/04 12/31/05 12/31/06 30 Days Past Due 0.0286 0.0264 0.0269 0.0295 60 Days Past Due 0.008 0.0068 0.0076 0.0082 90+ Days Past Due 0.0078 0.0078 0.0095 0.0114 Foreclosures 0.0125 0.0114 0.0095 0.0114 5.69% 5.24% 5.35% Servicing Portfolio Performance1,2,3 1) The above table reflects performance of the U.S. Primary Servicing Portfolio. ResCap does not have direct credit exposure on most of these mortgage loans 2) Excludes loans for which we acted as subservicer 3) Prime credit quality loans and some of our other mortgage loans are considered to be 30 or more days delinquent when a payment due remains unpaid as of the close of business on the last business day immediately prior to the next following monthly due date 6.05%

Segment-Business Capital Group

Business Capital Group

- The Business Capital Group provides capital solutions and superior customer service by developing long-term relationships with business clients in selected niche markets
- Specialty lender in markets including
  - Residential Construction
    - Provides creative and customized debt products for the nation's top homebuilders and land developers
  - Residential Equity
    - Subordinated debt financing for residential construction projects and manufactured housing communities to finance a portion of their project equity
  - Model Home Finance
    - Partners with many of the top public homebuilders providing capital solutions in the form of model home leasing and lot option contracts
  - Healthcare Finance
    - Provides accounts receivable lines, real estate bridge loans and cash flow lending to clients such as hospitals, home healthcare providers, long-term care facilities and durable medical equipment companies
  - Resort Finance
    - Lending consists of corporate borrowing lines secured by consumer timeshare receivables and acquisition, development and construction loans to U.S. based, privately held timeshare developers

(in Millions)	2003	2004	2005	2006	4Q05	4Q06
Total Net Revenue	$155	$312	$403	$716	$129	$29
Net Income	$62	$148	$201	$399	$69	$14
Total Assets	$3,045	$4,430	$5,546	$7,477	$5,546	$7,477

AFSA International

RESCAP 30

Business Capital Growth and Diversification The Business Capital Group grew assets to $7.5 billion during 2006 with consistent diversification A strong focus on customer service has fueled strong revenue growth Sold interest in regional homebuilder during 2Q 2006 12/31/2003 12/31/2004 12/31/2005 12/31/2006 Residential Construction 1.28 1.97 2.55 3.088 Residential Equity 0.22 0.29 0.31 0.387 Model Home Finance 0.85 1.11 1.43 2.094 Health Capital 0.34 0.4 0.59 0.769 Resort Finance 0.36 0.67 0.68 1.139 $3.0 $5.5 Business Capital Group Assets $ in Billions $7.5 $4.4 12/31/2003 12/31/2004 12/31/2005 12/31/2006 Residential Construction 86 188 226 155 Residential Equity 9 28 41 35 Model Home Finance 47 61 79 46 Health Capital 10 18 24 32 Resort Finance 2 17 34 34 Equity Sale 415 $155 $403 Business Capital Group Net Revenue $ in Millions $716 $312 $415 Equity Sale

BCG Current Market Environment Market conditions within the residential real estate market remain challenging for our customers Housing starts were up 9% in February to a seasonally adjusted 1.5 million Building permits fell by 2.5% in February to a seasonally adjusted 1.5 million but are down 29% from February 2006 Inventory levels nationally have continued to climb at 8.1x current monthly sales pace Sales of single homes decreased by 3.9% in February down 18.3% from the prior year Source: National Association of Homebuilders

Segment-International Business Group

International Business Group Business model is to export domestic core competencies and operate with strong local partners First international expansion began in 1998 (Mexico and U.K.) Current operations in the U.K., The Netherlands, Germany, Canada, Mexico, and Australia Growing construction and warehouse lending groups as part of Mexican mortgage banking ResCap has largest international presence among our domestic competitors Top 10 originator in the U.K. - active in that market since 1998 Operate largest non-bank brokerage network in Canada Issued first mortgage-backed securities in Mexico in 2003 Issued Germany's first true sale securitization for German RMBS since 2000 For year ended 12/31/06: 10% of ResCap assets (in Millions) 2003 2004 2005 2006 4Q05 4Q06 Total Net Revenue $176 $278 $383 $463 $73 $185 Net Income $24 $51 $90 $170 $2 $97 Total Assets $6,033 $8,134 $10,695 $13,982 $10,695 $13,982

International Business Growth and Diversification International loan production continues to expand across multiple markets Top 10 originator in the United Kingdom (U.K.) and The Netherlands Well established Continental European (C.E.) lending platforms in The Netherlands and Germany Initiated operations in both Australia and Spain and have made small strategic investments in Chile and Brazil Growing mortgage lending business in Mexico and Canada International Loan Production1,2 1) Loan production in regions other than those provided represents less than one percent of total international production 2) Excludes commercial lending activities U.K. C. E. Canada Latin America Australia 2003 6.6 1.2 0.18 0 0 2004 11.6 1.7 0.63 0 0 2005 12.54 2.83 1.02 0.15 0 2006 22.42 3.93 1.31 0.12 0.01 $8.0 $27.8 $16.5 $14.0

Revenue by Country ResCap is diversifying revenues across markets 2003 2004 2005 2006 U.K. 131 206 272 294 Continental Europe 26 25 41 77 Latin America 11 21 32 38 Canada 6 26 37 53 $ in Millions $176 $278 $383 $ $463 IBG Net Revenue by Country1 1) Figures do not include IBG administration

Where Is ResCap Internationally?


Canada
United States
Mexico
Brazil
Chile
Argentina
Sweden
United Kingdom
Netherlands
Germany
Poland
Switzerland
Czech Republic
Hungary
France
Italy
Spain
Greece
Turkey
Egypt
South Africa
Russia
China
South Korea
Japan
India
Taiwan
Thailand
Australia
ResCap Established Businesses
Joint Ventures
Currently Researching
Countries Under Consideration
ResCap Personnel in Country

AFSA International
RESCAP
37

United Kingdom Overview Began with purchase of small B2B lending platform in 1998 First bond issue September 1999 - mix of own origination and acquired loans Now one of Europe's largest securitizers of new business First major U.K. lender to make whole loan trading an active business strategy - now largest player with 60% of market First point of sale decision and then point of sale offer system in U.K. Now U.K.'s 10th largest lender out of 165 Lending volume of $24 billion in 2006 (60% A/A-, 40% B/C)

Year Origination Securitized Portfolio Sales 1998 60 0 NA 1999 348 227 NA 2000 575 600 43 2001 1580 1050 329 2002 3300 1125 1482 2003 4859 2550 2312 2004 6349 3550 2603 2005 6792 2950 3223 2006 12100 3900 6800 United Kingdom (Production And Sales) Whole loan and residual sales mean risk is minimized in spite of growth ResCap Origination, Securitization and Portfolio Sale Volumes

Continental Europe Overview Netherlands De novo start up in 2000 with first securitization in 2002 Offers full range of products using risk-based pricing approach Distributes products through multiple channels European securitizations with EMAC program provided enhanced protection to investors Germany Start-up in 2002 with purchase of mortgage broker, Creditweb GMAC-RFC Bank started in 2004 Creation of new mortgage instruments---low documentation loans Issued Germany's first true sale RMBS securitization in 2005 Spain Start-up in 2005 with de novo operation in Barcelona Started institutional channel origination in 2006 via two banks Obtained Spain bank license at year-end 2006 and started broker channel originations in January

Liquidity and Funding

Debt Capital Structure Limited 2007 maturities Well laddered maturity profile Conservative debt structure 1) Includes on-balance sheet financings and excludes off-balance sheet financings 2007 2008 2009 2010 2011 2012 2013 2014 2015 Domestic Debt 1000 2492.1 750 2424 1492.8 - 1768.6 - 734.2 Domestic Sub Debt - - 1000 - - - - - - Domestic Bank Term - 1750 - - - - - - - Euro Debt - - - - - 978.7 - - - Sterling Debt - - - - - - 768.4 - - Canadian Debt - 215.2 - - - - - - - Mexican Debt 220.9 - 207.5 - - - - - - Reales - Bank Line - - 21.8 - - - - - - Borrowings1 as of 12/31/06 $113.2 Billion Unsecured Debt Maturity Profile as of 12/31/06 ST Unsecured ST Secured LT Secured LT Unsecured O/S ($mn) 1149 29066 67141 15824

U.K. C.E. Latin America Canada Australia Brazil 10108.075 1407 787.8056 559 13 22 Funding Diversity - International ResCap continues to expand its global funding program to support its burgeoning international business Secured Unsecured 9992.8806 2904 1) All affiliate debt paid off as of May 17, 2006 International Funding by Type as of 12/31/06 International Funding by Country as of 12/31/06

Unsecured Capacity Outstanding Unused Liquidity Portfolio Dom 831 - 831 Liquidity Portfolio Intl 238 - 238 Revolver (364 day) 875 - 875 Revolver (3 year) 875 - 875 Revolver (Canadian 364 day) 353 214 139 Other 3,665 2,842 823 Total Unused Unsecured 3,781 Secured Conduits 69,074 20,893 48,181 MSR 1,300 1,275 25 Ineligible Warehouse Repo 1,000 710 290 Repos 15,788 8,484 7,304 Scratch & Dent 2,950 2,153 797 Other 12,534 9,393 3,141 Total Unused Secured 59,738 Summary: Uncommitted 52,702 Committed 10,817 Total 63,519 Liquidity Significant levels of available liquidity and committed facilities Aggressively added committed funding for less liquid assets in 4Q 2006 $3.0 billion "scratch & dent" $1.0 billion ineligible warehouse receivables Q1 2007 Update Closed $1.0B incremental Scratch & Dent Working on incremental committed facilities Proven access to global capital markets with strategic use of step-up coupons Liquidity Available as of 12/31/2006 $ millions

Anticipated Future Funding Alternatives and Sources 2007 unsecured debt maturities of only $1.3 billion provide flexibility Our 2007 funding priorities remain unchanged Maintain adequate liquidity Support ratings objective Support segment growth Focus on facility renewal and enhancement Subject to market conditions we seek to improve our funding mix, which may include Refund / prepay opportunities New funding vehicles The issuance of retail debt securities Commercial paper Dollar and currency offerings

Global Unsecured Offerings - Investors More than 680 investors globally have participated in ResCap senior and subordinated unsecured programs as of 12/31/2006 U.S. Europe Asia and Foreign Other 10203.3 3399.06 550.2 Investment Manager Corporate Bank Hedge Fund Insurance Pension Fund Endowment Other 7578.47 86 1026.28 2887.46 1912.33 546.45 Investor Diversification by Geography Investor Diversification by Type

Key Leverage Metrics Currently monitoring several key operating ratios We believe the more meaningful leverage ratio excludes collateralized borrowings in securitization trusts 12/31/2004 12/31/2005 12/31/2006 Leverage 13.52 14.4291944 16.1 Leverage (Adjusted) 8.102823688 6.91338162 9.1 1) Leverage: Total Debt / Total Equity; Includes borrowings and deposits 2) Leverage (Adjusted): Excludes Collateralized borrowings in securitization trusts 3) Normalized for $2 billion equity infusion in May 2005 4) Equity infusion as of May 2005 13.5 8.1 16.1 9.1 14.4 6.9 12/31/2004 12/31/2005 12/31/2006 Tangible Equity 3911.47 7004.2 7150.65 MSR/Tangible Equity 0.86 0.57 0.69 Goodwill 454.28 459.77 471.463 ResCap Leverage ResCap Equity4 Leverage1 Leverage (Adjusted)2 $7,622 $4,366 $7,464 3 3 $

Capital Capital increased in 2006, resulting in equity at year end of $7.6 billion ResCap's risk based capital requirement, as calculated by our current methodology, is $7.6 billion Capital factors are under review to incorporate recent market volatility GMAC is committed to maintaining a strong capital position at ResCap and will contribute capital, if needed, to support our investment grade rating ($ millions) Q2 2005 Q4 2005 Q4 2006 Capital Level $7,061 $7,464 $7,622

Outlook & Summary

2007 ResCap Outlook What worked in 2006 continues to work IBG performance remains solid BCG businesses performing as expected Strong prime originations and market share The challenges of Q4 remain Liquidity of nonprime assets Warehouse lending counterparty risk Rising delinquencies on more recent originations

ResCap Long-term Profile Long-term fundamental earnings potential of the franchise remains solid Pressure on income related to nonprime assets likely to abate as new strategic initiatives are implemented Sharply reduce nonprime origination volume through tighter underwriting criteria and pricing changes Nonprime HFI runoff of $20 billion in 2007 Structural cost reduction as business is right sized for the lower industry volume A new operating plan in being implemented to return our U.S. mortgage business to profitability

Investor Communication

Company Websites Company Web Address Information on site www.rescapholdings.com Company overview Leadership team Segments & site links SEC Filings & Financials Presentations Press releases www.gmacrfc.com (click on Institutional Investors on left of page to enter issuance section) Company information Deal documents Distribution statements Deal level collateral and performance information Loan level (US only) Analytical Tool (US only) Vintage analysis (US only) www.gmacmortgage.com www.gmacmbond.com Company information Deal level collateral and performance information ResCap and the business segments maintain multiple websites to provide a variety of company information to our secured and unsecured investors

Investor Communication

ResCap is committed to continuing to enhance our communication

- Website: www.rescapholdings.com
- Email: investorrelations@rescapholdings.com (Sign up online to receive email alerts as new information about ResCap becomes available)
- Bloomberg ticker: RESCAP <CORP> Go
- Investor hotline: 1-888-440-8851 (U.S.) or 1-952-857-7428
- ResCap is a SEC registrant
  - As a public registrant, we are providing to the market detailed quarterly and annual information through our Form 10-Qs and Form 10-K
  - We let the market know of certain material developments through the public filing of Form 8-Ks
- Wall Street research analysts and industry publications have initiated public coverage of ResCap including[1]:
  - Bank of America – John Guarnera
  - Creditsights – David Hendler
  - Gimme Credit – Kathleen Shanley
  - HSBC – Van Hesser
  - JP Morgan – Kabir Caprihan
  - Lehman Brothers – Jonathan Glionna
- Hosted second ResCap investor/analyst conference on March 28, 2007

1) *Research and coverage of ResCap is at the discretion of each individual publication, and can be discontinued at any time*

AFSA International

RESCAP

55

Appendix

Securitization Activity ResCap has a track record of consistent commitment, execution, and diversified product offerings in the global securitization markets 1) See Appendix for Securitization Program descriptions 2) Does not include NIMS, resecuritizations, private issuance or whole loan sales. 3) Source: www.gmacrfc.com and www.gmacmbond.com $ in Billions 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Jumbo A 1.27 1.85 0.61 2.18 3.04 6.81 10.82 12.82 5.45 4.28 7.32 9.17 18.2 11.12 6.08 12.62 10.5 11.89 7.47 8.98 9.14 Alt-A 0 0 0 0 0 0 0 0 0 0.26 1.72 2.94 5.74 4.12 3.28 4.86 6.72 8.69 6.59 16.98 28.76 Home Solution 1st Lien HLTV 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.18 0.89 1.89 3.43 1.6 1.32 2.99 Seasoned Loans 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.22 1.25 2.48 2.15 1.26 NCA 0 0 0 0 0 0 0 0 0 0 0 0 0 0 1.08 1.34 3.76 13.07 12.22 13.37 7.28 Subprime 0 0 0 0 0 0 0 0 0 0.46 0.84 1.69 3.65 5.93 6.3 6.23 11.5 14.3 10.09 13.54 13.04 125 CLTV 0 0 0 0 0 0 0 0 0 0 0 0.39 0.61 1.97 3.39 1.98 1.92 1.04 0.88 0.71 1.43 HEL Closed-End 2nd Lien 0 0 0 0 0 0 0 0 0 0 0.2 0.23 0 0.23 0.6 2.49 2.24 1.86 1.17 2.19 4.3 HELOC 2nd Lien 0 0 0 0 0 0 0 0 0 0 0.44 0.4 0.93 1.26 1.97 1.86 1.65 1.69 4.15 2.09 2.98 UK (RMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0.37 0.9 1.53 1.67 4.23 6.53 5.38 7.23 Netherlands (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.35 1.02 1.78 2.49 2.45 Germany (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.36 1.49 Cananda (CMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.46 0.28 0.86 Mexico* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.05 0.2 0.11 0.12 Total* 1.27 3.11 3.73 5.91 8.95 15.76 26.58 39.4 44.85 49.85 60.37 75.19 104.32 129.32 153.1 186.9 229.31 291.83 347.44 417.4 500.72 Issuance by Year ($ in Billions) Cumulative Issuance ($ in Billions) ResCap Issuance1,2,3 As of December 31, 2006 1st Lien HLTV Jumbo A Alt-A NCA Nonprime Seasoned Loans HELOC 2nd Lien 125 CLTV HEL Closed-End 2nd Lien Germany UK Netherlands Mexico Canada Cumulative Issuance

2007 Securitization Activity ResCap has a track record of consistent commitment, execution, and diversified product offerings in the global securitization markets 1) See Appendix for Securitization Program descriptions 2) Does not include NIMS, resecuritizations, private issuance or whole loan sales. 3) Source: www.gmacrfc.com and www.gmacmbond.com $ in Billions January February March Jumbo A 0.83 0.47 0.96 Alt-A 3.4 2.23 1.83 Home Solution 1st Lien HLTV 0 0.34 0 Seasoned Loans 0 0 0.36 NCA 0 0.48 0 Subprime 0.42 1.75 1.34 125 CLTV 0 0 0.26 HEL Closed-End 2nd Lien 0 0 1.24 HELOC 2nd Lien 0 0.55 0 UK (RMAC)* 0 0 0 Netherlands (EMAC)* 0 0 0 Germany (EMAC)* 0 0 0 Cananda (CMAC)* 0 0 0 Mexico* 0 0 0.09 Total* 4.66 10.47 16.55 Issuance by Month ($ in Billions) Cumulative Issuance ($ in Billions) ResCap Issuance1,2,3 As of March 31, 2007 1st Lien HLTV Jumbo A Alt-A NCA Nonprime Seasoned Loans HELOC 2nd Lien 125 CLTV HEL Closed-End 2nd Lien Germany UK Netherlands Mexico Canada Cumulative Issuance

Seasoned Newly Originated 2nd Lien Newly Originated 1st Lien U.S. Securitization Programs GMAC Residential Note: Does not include NIMS, resecuritizations, private issuance or whole loan sales As of March 31, 2007 Issuer GMACM J & AR GMACM AF & AA GMACM GH GMACM HLTV GMACM HE Product Non-Conforming Jumbo A Alt-A Scratch & Dent High CLTV Second Lien Loans (125% max) Home Equity Second Lien Loans & Lines Credit Type Prime Prime Prime Prime Prime Year of First Issue 1999 2005 2001 2000 2000 YTD Issuance ($M) $0 $0 $0 $0 $1,186 Cumulative Issuance ($B) $20.5 $0.8 $0.9 $2.2 $24.0

U.S. Securitization Programs Residential Capital Group/GMAC-RFC Issuer RFMSI S & SA RALI QS, QA, QO & QH RAMP RZ RAMP RS, EFC & NC RASC KS, AHL & EMX RAAC SP RFMSII HI RFMSII HS & HSA Product Jumbo A Alt-A High LTV First Lien Mortgages (107% max) NCA (Negotiated Conduit Asset) Nonprime Seasoned Portfolio Loans High CLTV Second Lien Loans (125% max) Home Equity Second Lien Loans & Lines Credit Type Prime Prime Prime Non-Prime Non-Prime Prime to Non-Prime Prime Prime Year of First Issue 1986 1995 2000 2000 1995 2004 1997 1996 YTD Issuance ($M) $2,266 $7,458 $340 $483 $3,507 $357 $258 $547 Cumulative Issuance ($B) $143.4 $97.3 $12.6 $52.6 $91.1 $3.9 $12.4 $12.6 Newly Originated 2nd Lien Newly Originated 1st Lien Seasoned Note: Does not include NIMS, resecuritizations, private issuance or whole loan sales As of March 31, 2007

International Securitization Programs International Business Group/GMAC-RFC International 1st Lien Programs Note: Does not include NIMS, resecuritizations, private issuance or whole loan sales All currency in U.S. Dollars as of March 31, 2007 Issuer RMAC UK CMAC Canada MXMAC Mexico EMAC Netherlands EMAC Germany Product Non-Conforming Alt-A Subprime Conventional Alt-A Credit Type Prime to Nonprime Prime Nonprime Prime Prime Year of First Issue 1998 2004 2003 2002 2005 YTD Issuance ($M) $0 $0 $87 $0 $0 Cumulative Issuance ($B) $27.8 $1.6 $0.6 $8.1 $1.8

U.K. Residuals - Created, Traded and Retained 2003 2004 2005 2006 Created 130.231145 266.01601 109.79023 206.51549 Traded 0 0 270.17345 154.592715 Retained 191.7828434 371.0317706 135.131162 163.1373601

U.K. And Continental Europe RMBS Issuer Rankings 2006 2005

Underwriting Changes We have stopped originating the types of assets that resulted in 74% of 2006 nonprime EPDs Underwriting Changes = 12% of RFG Production 74% of nonprime EPDs identified and eliminated Total Nonprime Volume 1/06 - 9/06 HLTV/CLTV Stated/No Doc HLTV/CLTV Full Doc Other Layered Risk Non Owner Occupied Total 1 0.669 0.394 0.279 0.261 0.261 0.331 0.275 0.115 0.018 ResCap Originations 1/06 - 9/06 HLTV/CLTV Stated/No Doc HLTV/CLTV Full Doc Other Layered Risk Non Owner Occupied Total Prime 96.696 115.124 110.215 108.367 108.135 96.696 Other Nonprime 0.323 0.323 Nonprime 23.3 4.872 4.909 1.848 0.232 11.439 ResCap Nonprime EPDs ResCap Originations NOTE: EPD Defined as 60+ delinquency at a loan age of 4 months Nonprime Prime

Problem Loan Triage Loan attributes of 2006 delinquencies 2006 Subprime Current versus 60+ Delinquent Borrower Comparison as of 12/31/06 Volume Pct FICO LTV CLTV WAC 2nd Lien Purchase Reduced Doc Piggy Back CLTV>95 Current 100.00% 623 81 89 8.51 5.0% 41.9% 37.6% 29.2% 41.8% 60+ Delinquent 100.00% 615 82 93 8.89 5.5% 57.6% 47.6% 41.1% 55.3% Grand Total 100.00% 623 81 90 8.54 5.0% 43.1% 38.4% 30.1% 42.8%

Problem Loan Triage 2006 Subprime 2006 Subprime 90+ Delinquent 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 1 2 3 4 5 6 7 8 9 10 11 Loan Age % of Original Balance Full Doc <=95% CLTV Full Doc >95% CLTV Reduced Doc <=95% CLTV Reduced Doc >95% CLTV Full Doc Full Doc Reduced Doc Reduced Doc Grand Total <=95 CLTV >95 CLTV <=95 CLTV >95 CLTV % of Volume 37.5% 23.9% 19.7% 18.8% 100.0% Weighted Average Seller FICO 598 632 624 660 623 Weighted Average CLTV 82 100 82 100 90

Subprime Credit Tightening - Performance Impact Subprime 2006 Vintage 90 + Delinquency 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 1 2 3 4 5 6 7 8 9 10 Loan Age % of Original Balance Remaining Eliminated 2006 Total Eliminated Volume Remaining Volume 2006 Total Purchase Balance $13,043,333,131 $9,345,400,874 $22,388,734,005 % of Volume 58% 42% 100% Weighted Average FICO 627 617 623 Weighted Average LTV 82 79 81 Weighted Average CLTV 96 80 90 Reduced Income Doc % 42% 33% 39% EPD Loan Count 5,083 1,426 6,509 EPD Loan Distribution 78% 22% 100% Actual EPD Rate 5.85% 2.84% 4.75% 2006 Subprime EPD defined as 60+ delinquency at month four of the loan

Alt-A Credit Tightening - Performance Impact Alt-A 2006 Vintage 90+ Delinquency 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 1 2 3 4 5 6 7 8 9 10 Loan Age % of Original Balance Remaining Eliminated 2006 Total Eliminated Volume Remaining Volume 2006 Total Purchase Balance $4,394,523,053 $17,644,099,641 $22,038,622,693 % of Volume 20% 80% 100% Weighted Average FICO 704 712 710 Weighted Average LTV 80 74 75 Weighted Average CLTV 100 80 84 Reduced Income Doc % 91% 73% 76% EPD Loan Count 348 464 812 EPD Loan Distribution 43% 57% 100% Actual EPD Rate 2.02% 0.66% 0.93% 2006 Alt-A EPD defined as 60+ delinquency at month four of the loan Excludes GMAC Residential

Seconds Credit Tightening - Performance Impact Eliminated Volume Remaining Volume 2006 Total Purchase Balance $3,050,214,201 $5,707,146,954 $8,757,361,156 % of Volume 35% 65% 100% Weighted Average FICO 685 719 707 Weighted Average LTV N/A N/A N/A Weighted Average CLTV 94 90 91 Reduced Income Doc % 87% 43% 57% EPD Loan Count 692 402 1,094 EPD Loan Distribution 63% 37% 100% Actual EPD Rate 1.29% 0.37% 0.68% 2006 Second Liens EPD defined as 60+ delinquency at month four of the loan Excludes GMAC Residential Second Lien 2006 Vintage 90+ Delinquency 0.5% 1.5% 2.5% 3.5% 1 2 3 4 5 6 7 8 9 10 Loan Age % of Original Balance Remaining Eliminated 2006 Total

Alt-A Production Highlights Alt-A production generally meets the following guidelines, with allowances made for compensating factors Mortgage history No late payments past 30 days within the past 12 months No late payments past 60 days within the last 24 months Bankruptcy None in the past 3 years Major adverse credit None reported in the last 24 months Credit score / LTV / DTI Average credit 707 Average LTV 75% Average DTI 39%

Alt-A Production Highlights In 2006 Alt-A production was $21.8 billion HFS Portfolio Alt-A loans represent $2.8 billion as of 12/31/2006 Loans are reflected in the "prime, non-conforming" category of the HFS portfolio HFI Portfolio Alt-A loans represent approximately $1.5 billion as of 12/31/2006 Loans are reflected in the "prime, non-conforming" category of the HFI portfolio

ARM Resets Strategic Focus Campaigns targeted at borrowers with pending ARM resets Focus on early and frequent contact Educational workshops conducted in HOPE cities High volume of ARM resets forecasted for 4Q 2007 On average, payments forecasted to increase by over 30% towards the end of 2007

ResCap Bond Performance Since Initial Issue ResCap spreads have changed significantly since initial issuance At Issue - June 2005 2 Yr: 3ML +138 bps 5 Yr: Tsy +263 bps 10 Yr: Tsy +293 bps As of 4/13/2007 2 Yr: 3ML +75 bps 5 Yr: Tsy +184 bps 10 Yr: Tsy +205 bps 5 Yr BBB Index: 113 bps 10 Yr BBB Index: 144 bps ResCap 5 yr ResCap 10 yr 5 yr BBB Finance 10 yr BBB Finance 6/29/2005 252 262 114.1 134.09 7/1/2005 247 257 115.52 134.99 7/6/2005 245 255 113.05 132.85 7/8/2005 247 257 110.68 130.28 7/12/2005 232 242 111.25 131.08 7/14/2005 227 237 111.04 131.43 7/18/2005 227 236 111.46 131.82 7/20/2005 231 240 111.51 131.78 7/22/2005 223 233 111.97 132.02 7/26/2005 210 218 109.47 129.5 7/28/2005 190 193 110.03 129.93 8/1/2005 194 197 109.58 128.81 8/3/2005 202 206 109.23 128.21 8/5/2005 208 217 108.11 127.54 8/9/2005 207 213 106.63 126.05 8/11/2005 199 205 106.14 126.73 8/15/2005 199 205 106.25 125.82 8/17/2005 203 208 104.39 123.96 8/19/2005 196 201 105.36 125.01 8/23/2005 193 198 105.97 125.59 8/25/2005 187 192 106.52 126.1 8/29/2005 190 195 100.78 120.43 8/31/2005 199 205 104.9 124.53 9/2/2005 205 210 107.92 127.62 9/7/2005 202 208 103.6 128.29 9/9/2005 200 205 114.05 128.81 9/13/2005 196 201 112.08 126.94 9/15/2005 193 198 113.1 128.15 9/19/2005 197 203 112.89 127.86 9/21/2005 196 201 111.24 126.21 9/23/2005 197 203 111.81 126.74 9/27/2005 194 199 111.26 126.19 9/29/2005 183 188 112.06 127.1 10/3/2005 191 197 111.75 126.73 10/5/2005 187 193 111.78 126.76 10/7/2005 188 193 112.17 126.1 10/12/2005 185 191 110.17 125.82 10/14/2005 188 193 112.94 128.87 10/18/2005 153 158 111.38 127.36 10/20/2005 150 155 111.56 127.6 10/24/2005 143 148 114.32 130.16 10/25/2005 143 150 113.68 129.6 10/26/2005 152 158 112.81 128.73 10/28/2005 157 164 113.53 129.42 11/1/2005 153 159 113.92 129.82 11/3/2005 145 149 112.91 128.88 11/7/2005 143 148 114.45 130.55 11/9/2005 145 147 106.92 123.5 11/14/2005 162 167 110.45 128.37 11/16/2005 165 168 126.42 136.08 11/18/2005 165 165 114.99 132.75 11/22/2005 178 173 124.57 141.39 11/28/2005 175 175 123.02 145.04 11/30/2005 173 172 114.71 135.61 12/2/2005 178 175 116.99 137.47 12/6/2005 175 175 123.91 143.88 12/8/2005 170 170 116.9 136 12/12/2005 153 155 113.23 133.58 12/14/2005 156 158 123.88 144.76 12/16/2005 158 160 120.08 139.62 12/20/2005 157 160 114.56 134.31 12/22/2005 157 160 126.94 146.08 12/27/2005 157 160 128.79 141.28 12/29/2005 159 159 118.86 141.04 1/3/2006 163 163 123.01 145.38 1/5/2006 148 148 119.56 138.54 1/9/2006 138 138 125.08 123.23 1/11/2006 140 140 118.12 137.96 1/13/2006 140 140 126.79 146.02 1/18/2006 140.333 141.666 118.15 137.62 1/20/2006 139.166 139.5 119.266 140.776 1/24/2006 132.285 134.571 118.259 138.301 1/26/2006 131.5 133.833 116.328 136.283 1/30/2006 126 128.166 116.47 135.794 2/1/2006 124 128.142 115.094 134.752 2/3/2006 127 130.833 117.944 137.39 2/7/2006 134.333 137.166 116.172 133.818 2/9/2006 132.666 134.833 112.909 131.904 2/13/2006 134.75 137.5 111.332 129.695 2/15/2006 143.2 149.6 110.2 128.927 2/17/2006 142.6 150.2 111.482 130.949 2/22/2006 148.666 155.833 112.653 132.043 2/24/2006 149.142 157 112.07 130.07 2/28/2006 147.833 156 111.959 131.845 3/2/2006 138.857 147.714 109.115 127.913 3/6/2006 135.666 144.166 112.341 123.301 3/8/2006 136.666 144.833 116.905 127.381 3/10/2006 136 143.833 113.582 124.523 3/14/2006 134.4 142.8 117.93 127.962 3/16/2006 132.8 140.2 121.054 130.26 3/20/2006 133.857 142 117.828 126.582 3/22/2006 132 140.4 118.026 127.339 3/24/2006 132.5 141 117.755 126.905 3/28/2006 132.5 140.666 113.74 123.981 3/29/2006 135.2 143.2 117.5052 126.7406 3/30/2006 134.75 142.75 115.164 123.735 4/3/2006 131.2 139.2 112.934 123.536 4/5/2006 139.2 145 114.808 125.559 4/7/2006 147 150.2 108.866 120.47 bps